UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 6, 2024
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N.Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Evolent Health, Inc. (the “Company”) held its 2024 annual meeting of stockholders on June 6, 2024. At the 2024 annual meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2024 annual meeting filed with the Securities and Exchange Commission on April 26, 2024.

(b) The final voting results with respect to each proposal voted upon at the 2024 annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected ten director nominees named in the proxy statement to the Board of Directors for a one-year term expiring at the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified, as set forth below:

	For	Against	Abstentions	Broker Non-Votes
Toyin Ajayi, MD	103,554,974	80,525	61,408	6,300,221
Craig Barbarosh	103,220,693	414,817	61,396	6,300,222
Seth Blackley	103,266,119	368,108	62,679	6,300,222
M. Bridget Duffy, MD	101,835,947	1,799,562	61,397	6,300,222
Russell Glass	103,624,139	7,718	65,049	6,300,222
Peter Grua	99,725,657	3,909,853	61,396	6,300,222
Diane Holder	94,993,507	8,642,002	61,396	6,300,223
Richard Jelinek	103,531,067	104,432	61,406	6,300,223
Kim Keck	102,433,640	1,200,665	62,601	6,300,222
Cheryl Scott	102,077,236	1,558,263	61,406	6,300,223

Proposal 2

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, as set forth below:

For	Against	Abstentions
109,895,108	15,998	86,021

Proposal 3

The Company’s stockholders approved the compensation of our named executive officers for 2023 on an advisory basis, as set forth below:

For	Against	Abstentions	Broker Non-Votes
97,716,171	5,954,639	26,096	6,300,222

Proposal 4

The Company’s stockholders selected the frequency of future advisory votes on executive compensation on an advisory basis, as set forth below:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
100,361,351	15,545	2,093,537	1,226,473	6,300,222

The Board of Directors considered the voting results with respect to Proposal 4 and has determined that the Company will hold future non-binding advisory votes of the stockholders on the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement every year until the next required advisory vote of the Company’s stockholders on the frequency of stockholder advisory votes on executive compensation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolent Health, Inc.

Date: June 11, 2024	/s/ Jonathan D. Weinberg
Jonathan D. Weinberg
General Counsel and Secretary
(Duly Authorized Officer)